Exhibit 99.4
STEVEN H. FELDERSTEIN, State Bar No. 056978
PAUL J. PASCUZZI, State Bar No. 148810
FELDERSTEIN FITZGERALD
WILLOUGHBY & PASCUZZI LLP
400 Capitol Mall, Suite 1450
Sacramento, CA 95814
Telephone: (916) 329-7400
Facsimile: (916) 329-7435
sfelderstein@ffwplaw.com
ppascuzzi@ffwplaw.com
Attorneys for Capital Corp. of the West, Debtor in Possession
UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF CALIFORNIA

FRESNO DIVISION

In re:		CASE NO. 09-14298

CAPITAL CORP OF THE WEST,		DCN: FWP-9

	Debtor-In-Possession.	Disclosure Statement Hearing:
		Date:	October 22, 2009
		Time:	9:00 a.m.
		Dept.:	B

Confirmation Hearing:
		Date:	December 23, 2009
		Time:	3:00 p.m.
		Dept.:	B
ORDER APPROVING FIRST AMENDED DISCLOSURE STATEMENT AND FIXING
TIME FOR FILING OBJECTIONS AND ACCEPTANCES OR REJECTIONS OF
PLAN, COMBINED WITH NOTICE THEREOF
     A First Amended Disclosure Statement under chapter 11 of the Bankruptcy Code having been filed by Capital Corp of the West (“CCOW” or the “Debtor”) on October 23, 2009, referring to the Debtors’ First Amended Plan of Liquidation (the “Plan”) filed herein on October 23, 2009; it having been determined after hearing on notice that the disclosure statement contains adequate information; and good cause appearing:
     IT IS ORDERED, and notice is hereby given, that:
     1. The First Amended Disclosure Statement filed by the Debtor dated October 23, 2009, complies with all aspects of section 1125 of the Bankruptcy Code and is hereby approved as containing adequate information, as defined by section 1125(a) of the Bankruptcy Code.

RECEIVED	Order Approving First
October 23, 2009	Amended Disclosure Statement
CLERK, U.S. BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA
0002174660

     2. The Debtor has provided adequate notice of the time fixed for filing objections and the hearing to consider approval of the Disclosure Statement in accordance with Bankruptcy Rules 2002 and 3017.
     3. The Voting Deadline (the date on which ballots accepting or rejecting the Plan must be received by counsel for the Debtor) shall be December 9, 2009, provided, however, the Debtor may extend the Voting Deadline in its discretion, if necessary, without further order of this Court, to a date that is no later than five business days before the Confirmation Hearing.
     4. The solicitation packages containing the First Amended Disclosure Statement, the First Amended Plan, the ballots, and this Order shall be mailed on or before November 3, 2009.
     5. The Confirmation Hearing shall commence on December 23, 2009, at 3:00 p.m., which date may be continued from time to time by the Court or the Debtor without further notice other than adjournments announced in open court.
     6. Any objections to the Plan must be filed by December 9, 2009, and must:
a.	Be in writing;

b.	Conform to Bankruptcy Rules and the Local Rules;

c.	State the name and address of the objecting party and the amount and nature of the claim or interest of such party;

d.	State with particularity the basis and nature of any objection to the Plan and, if practicable, proposed modification to the Plan that would resolve such objection; and

e.	Be filed with the Bankruptcy Court and served by fax or email so that it is actually received by the Debtor’s counsel no later than 5 p.m. on December 9, 2009.
     7. The Debtor shall file its reply to objections, if any, to confirmation of the Plan on or before December 16, 2009.
     8. The Debtor shall file its Tabulation of Ballots and evidence in support of confirmation on or before December 16, 2009.
     9. All time periods set forth in this order shall be calculated in accordance with Bankruptcy Rule 9006(a).
     10. The Debtor is authorized to take all actions to effectuate the relief granted
Order Approving First
Amended Disclosure Statement

pursuant to this order.
     11. This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this order.
Dated: October 26, 2009

/s/ W. Richard Lee
W. Richard Lee
United States Bankruptcy Judge

Order Approving First
Amended Disclosure Statement